UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 7, 2012

METROCORP BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252

Houston, Texas 77036

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of MetroCorp Bancshares, Inc. (the “Company”) previously approved, subject to shareholder approval, the Amended and Restated MetroCorp Bancshares, Inc. 2007 Stock Awards and Incentive Plan (the “Amended Plan”). According to the results from the Company’s 2012 Annual Meeting of Shareholders held on May 7, 2012, the Company’s shareholders approved the Amended Plan. A more detailed summary of the material terms of the Amended Plan appears on pages 35 – 40 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2012. The foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 7, 2012. A total of 8,206,386 shares of the Company’s common stock were present or represented by proxy at the meeting, representing approximately 61.54% of all the votes entitled to be cast at the Annual Meeting. The matters submitted for a vote and the related results are as follows:

Proposal 1 – Election of five nominees to serve as Class II directors until the Company’s 2015 annual meeting of shareholders, and each until their successors are duly elected and qualified or until their earlier resignation or removal. The results of the votes taken were as follows:

	XXXXXXXXXX	XXXXXXXXXX	XXXXXXXXXX
	Votes For	Votes Withheld	Broker Non-Votes

May P. Chu	5,959,521	71,996	2,174,869

Robert W. Hsueh	4,415,052	1,616,465	2,174,869

John Lee	5,929,293	102,224	2,174,869

Yueping Sun	5,959,519	71,998	2,174,869

Don J. Wang	5,943,372	88,145	2,174,869

Proposal 2 – Approval of the Amended and Restated MetroCorp Bancshares, Inc. 2007 Stock Awards and Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,928,428	39,689	63,400	2,174,869

Proposal 3 – Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,076,107	70,279	60,000	0

Proposal 4 – Consideration and approval of an advisory (non-binding) resolution approving the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,940,280	25,639	65,598	2,174,869

Pursuant to the foregoing votes, the five Class II nominees were elected to serve on the Company’s Board of Directors and Proposals 2, 3 and 4 were approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Amended and Restated MetroCorp Bancshares, Inc. 2007 Stock Awards and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: May 9, 2012	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Amended and Restated MetroCorp Bancshares, Inc. 2007 Stock Awards and Incentive Plan